EXHIBIT 10(B)

                             PANNELL KERR FORSTER PC
                          Certified Public Accountants
                                75 Federal Street
                                Boston, MA 02110







               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and the Board of Directors of Pax World High Yield Fund, Inc.:

                We consent (i) to the incorporation by reference in Post-Effective Amendment No. 6 to Registration Statement No. 333-82133 of Pax World High Yield Fund, Inc. on Form N-1A of our reports for the fiscal period October 13, 1999 to December 31, 1999 and the fiscal years ended December 31, 2000 through 2002, inclusive, and (ii) we also consent to the reference to us (A) under the headings "Financial Statements" in the Prospectus, and (B) under the heading "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information.


                                        /s/ PANNELL KERR FORSTER PC


Boston, Massachusetts
April 30, 2004